Exhibit 99.1

                 Fortune Brands Reports Third Quarter
                               Results


    DEERFIELD, Ill.--(BUSINESS WIRE)--October 26, 2007--Fortune
Brands, Inc. (NYSE: FO):

    -- Record Third-Quarter Performance for Company's Spirits & Wine Segment Tempers Impact of Housing Downturn

    --  Home Products Brands Continue to Outperform Challenging Market

    --  Results Comfortably Achieve Company's Third-Quarter Earnings
        Target

    Fortune Brands, Inc. (NYSE: FO), the company behind leading consumer brands including Jim Beam, Moen and Titleist, today reported results for the third quarter of 2007. Profit growth for the company's spirits and wine brands tempered the impact of the downturn in the United States housing market on the company's home products brands. Reported earnings were $1.33 per diluted share, an increase of 36%. Net income comparisons benefited from lower charges from one-time items in the current-year period. Excluding one-time items in both the current and prior-year periods, diluted EPS before charges/gains increased 4% to $1.35.

    "On the strength of powerful consumer brands like Jim Beam, Maker's Mark, Titleist, FootJoy, Moen and Master Lock, Fortune Brands delivered solid third-quarter results that comfortably achieved our earnings target range," said Norm Wesley, chairman and chief executive officer of Fortune Brands. "The quarter once again demonstrated the benefits of Fortune Brands' unique breadth and balance, as profit growth for our spirits and wine brands helped offset the impact of the U.S. housing correction. We're particularly pleased with our margin performance in the quarter, as operating margins expanded in Spirits & Wine and we limited margin erosion in Home & Hardware to just 50 basis points in a challenging market."

    Accelerating Investment Behind Spirits Brands

    "Our spirits and wine brands delivered record third-quarter operating income even with a strong double-digit increase in brand-building investment. We're benefiting from higher pricing on certain premium spirits brands, the favorable trend of consumers trading up to higher end brands, and further synergies from our acquisition of the Allied Domecq brands," Wesley continued.

    "We're pleased that despite the challenges presented by the housing downturn in the U.S., we're continuing to significantly outperform the home products market. We limited our sales decline in Home & Hardware to just 4%, which underscores how we're gaining share in a home products market that is down double digits. That outperformance reflects the success of innovative new products, growth with key customers, extension into adjacent product categories and expansion in international markets.

    "With successful new products and double-digit sales increases in golf balls and golf footwear, our golf brands set a third quarter revenue record and gained share in key product categories," Wesley added.

    For the third quarter of 2007:



 -- Net income was $209 million, or $1.33 per diluted share, up 36%
     from $0.98 in the year-ago quarter.
    -- Comparisons were impacted by a net charge ($0.02 per share) in the current-year quarter related to supply-chain initiatives, and a net charge ($0.32 per share) in the prior-year quarter principally related to required accounting for a minority interest.
 -- Excluding one-time items in both the current and prior-year periods, diluted EPS before charges/gains was $1.35, up 4% from $1.30 in the year-ago quarter.
    -- Results reflected a 4-cents-per-share benefit from a reduction in the company's year-to-date effective tax rate.
    -- These results were within the company's previously announced target range.
 -- Net sales were $2.20 billion, down 1%.
    -- On a comparable basis, excluding excise taxes and foreign exchange, the company estimates total net sales for Fortune Brands would have been down 2%.
 -- Operating income was $376 million, down 1%.
 -- Return on equity before charges/gains was 16%.
 -- Return on invested capital before charges/gains was 9%.


    Outlook for Fourth Quarter and Full Year

    "For the remainder of the year, we expect Fortune Brands to continue benefiting from global growth of our premium and super-premium spirits brands plus sustained share gains in the challenging home products market," said Wesley. "We believe Fortune Brands is on track to deliver solid fourth-quarter performance as well as full-year results within the target range we established at the beginning of the year. For the fourth quarter, we're targeting diluted EPS before charges/gains to be in the range of up low-single digits to down mid-single digits against the $1.42 we delivered in the fourth quarter of 2006. With three quarters now behind us, we're in a position to further refine our target range for the year. For 2007, we currently expect diluted EPS before charges/gains to be down in the range of low-to-mid-single digits, and that's against $5.33 in 2006."

    The company also estimates that free cash flow for 2007 will be in the range of $500-550 million after dividends and capital expenditures.

    About Fortune Brands

    Fortune Brands, Inc. is a leading consumer brands company with annual sales exceeding $8 billion. Its operating companies have premier brands and leading market positions in spirits and wine, home and hardware products, and golf equipment. Beam Global Spirits & Wine, Inc. is the company's spirits and wine business. Major spirits and wine brands include Jim Beam and Maker's Mark bourbons, Sauza tequila, Canadian Club whisky, Courvoisier cognac, DeKuyper cordials, Starbucks(TM) liqueurs, Laphroaig single malt Scotch and Clos du Bois and Geyser Peak wines. Home and hardware brands include Moen faucets, Aristokraft, Omega, Diamond and Kitchen Craft cabinetry, Therma-Tru door systems, Simonton windows, Master Lock padlocks and Waterloo tool storage sold by units of Fortune Brands Home & Hardware LLC. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Fortune Brands, headquartered in Deerfield, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index, the MSCI World Index and the Ocean Tomo 300(TM) Patent Index.

    To receive company news releases by e-mail, please visit www.fortunebrands.com.

    Forward-Looking Statements

    This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof, and the company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date of this release. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: competitive market pressures (including pricing pressures); consolidation of trade customers; successful development of new products and processes; ability to secure and maintain rights to intellectual property; risks pertaining to strategic acquisitions and joint ventures, including the potential financial effects and performance of such acquisitions or joint ventures, and integration of acquisitions and the related confirmation or remediation of internal controls over financial reporting; changes related to the potential privatization of V&S Group; ability to attract and retain qualified personnel; general economic conditions, including the U.S. housing market; weather; risks associated with doing business outside the United States, including currency exchange rate risks; interest rate fluctuations; commodity and energy price volatility; costs of certain employee and retiree benefits and returns on pension assets; dependence on performance of distributors and other marketing arrangements; the impact of excise tax increases on distilled spirits and wines; changes in golf equipment regulatory standards and other regulatory developments; potential liabilities, costs and uncertainties of litigation; impairment in the carrying value of goodwill or other acquired intangibles; historical consolidated financial statements that may not be indicative of future conditions and results due to the recent portfolio realignment; any possible downgrades of the company's credit ratings; as well as other risks and uncertainties detailed from time to time in the company's Securities and Exchange Commission filings.

    Use of Non-GAAP Financial Information

    This press release includes diluted earnings per share before charges/gains, return on equity before charges/gains, return on invested capital before charges/gains, comparable net sales, and free cash flow, measures not derived in accordance with generally accepted accounting principles ("GAAP"). These measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these measures to the most closely comparable GAAP measures, and reasons for the company's use of these measures, are presented in the attached pages.



                         FORTUNE BRANDS, INC.
                   CONSOLIDATED STATEMENT OF INCOME
               (In millions, except per share amounts)
                             (Unaudited)


                                      --------------------------------
                                      Three Months Ended September 30,
                                      --------------------------------
                                         2007       2006     % Change
                                      --------------------------------

                                      --------------------------------
 Net Sales                             $2,198.2   $2,218.5       (0.9)
                                      --------------------------------

       Cost of goods sold               1,173.9    1,198.4       (2.0)

       Excise taxes on spirits and
        wine                              113.0      111.6        1.3

       Advertising, selling, general
         and administrative expenses      519.9      513.3        1.3

       Amortization of intangibles         12.0       12.4       (3.2)

       Restructuring
         and restructuring-related
          items                             3.5        3.3          -


                                      --------------------------------
 Operating Income                         375.9      379.5       (0.9)
                                      --------------------------------

       Interest expense                    80.1       85.6       (6.4)

       Other (income) expense, net        (16.1)      (9.8)      64.3

  Income before income taxes
                                      --------------------------------
       and minority interests             311.9      303.7        2.7
                                      --------------------------------

       Income taxes                        96.8       99.0       (2.2)

       Minority interests                   6.2       53.4      (88.4)


                                      --------------------------------
 Net Income                              $208.9     $151.3       38.1
                                      --------------------------------

 Earnings Per Common Share
                                      --------------------------------
       Basic                              $1.36      $1.00       36.0
       Diluted                            $1.33      $0.98       35.7
                                      --------------------------------


 Avg. Common Shares Outstanding
                                      --------------------------------
       Basic                              153.3      150.9        1.6
       Diluted                            156.8      154.5        1.5
                                      --------------------------------




                         FORTUNE BRANDS, INC.
                   CONSOLIDATED STATEMENT OF INCOME
               (In millions, except per share amounts)
                             (Unaudited)


                                      --------------------------------
                                      Nine Months Ended September 30,
                                      --------------------------------
                                         2007       2006     % Change
                                      --------------------------------

                                      --------------------------------
 Net Sales                             $6,501.8   $6,492.4        0.1
                                      --------------------------------

       Cost of goods sold               3,502.3    3,462.7        1.1

       Excise taxes on spirits and
        wine                              332.6      336.0       (1.0)

       Advertising, selling, general
         and administrative expenses    1,542.9    1,526.7        1.1

       Amortization of intangibles         36.3       31.5       15.2

       Restructuring
         and restructuring-related
          items                            23.7       15.5          -


                                      --------------------------------
 Operating Income                       1,064.0    1,120.0       (5.0)
                                      --------------------------------

       Interest expense                   243.3      247.9       (1.9)

       Other (income) expense, net        (33.2)     (29.9)      11.0

 Income before income taxes
                                      --------------------------------
       and minority interests             853.9      902.0       (5.3)
                                      --------------------------------

       Income taxes                       274.6      267.3        2.7

       Minority interests                  18.2       62.2      (70.7)


                                      --------------------------------
 Net Income                              $561.1     $572.5       (2.0)
                                      --------------------------------

 Earnings Per Common Share
                                      --------------------------------
       Basic                              $3.67      $3.86       (4.9)
       Diluted                            $3.59      $3.76       (4.5)
                                      --------------------------------

 Avg. Common Shares Outstanding
                                      --------------------------------
       Basic                              152.8      148.3        3.0
       Diluted                            156.4      152.1        2.8
                                      --------------------------------

 Actual Common Shares Outstanding
                                      --------------------------------
       Basic                              153.6      151.2        1.6
       Diluted                            157.0      155.0        1.3
                                      --------------------------------




                         FORTUNE BRANDS, INC.
               (In millions, except per share amounts)
                             (Unaudited)

NET SALES AND OPERATING INCOME
-------------------------------------


                                      --------------------------------
                                      Three Months Ended September 30,
                                      --------------------------------
                                         2007       2006     % Change
                                      --------------------------------
 Net Sales

                                      --------------------------------
       Spirits and Wine                  $664.9     $655.0        1.5

       Home and Hardware                1,214.7    1,265.7       (4.0)

       Golf                               318.6      297.8        7.0
                                      --------------------------------
 Total                                 $2,198.2   $2,218.5       (0.9)
                                      --------------------------------

 Operating Income

                                      --------------------------------
       Spirits and Wine                  $179.3     $170.6        5.1

       Home and Hardware                  183.9      197.5       (6.9)

       Golf                                30.0       30.3       (1.0)

       Corporate expenses                 (17.3)     (18.9)       8.5
                                     ---------------------------------
 Total                                   $375.9     $379.5       (0.9)
                                     ---------------------------------

 Operating Income Before Charges (a)

                                     ---------------------------------
       Spirits and Wine                  $179.3     $170.6        5.1

       Home and Hardware                  187.2      200.8       (6.8)

       Golf                                30.2       30.3       (0.3)

 Less:
       Corporate expenses                 (17.3)     (18.9)       8.5
       Restructuring
        and restructuring-related
         items                             (3.5)      (3.3)         -
                                      --------------------------------
 Operating Income                        $375.9     $379.5       (0.9)
                                      --------------------------------


                                      --------------------------------
                                      Nine Months Ended September 30,
                                      --------------------------------
                                         2007       2006     % Change
                                      --------------------------------
 Net Sales

                                      --------------------------------
       Spirits and Wine                $1,902.1   $1,904.7       (0.1)

       Home and Hardware                3,439.4    3,491.9       (1.5)

       Golf                             1,160.3    1,095.8        5.9
                                      --------------------------------
 Total                                 $6,501.8   $6,492.4        0.1
                                      --------------------------------

 Operating Income

                                      --------------------------------
       Spirits and Wine                  $500.5     $456.1        9.7

       Home and Hardware                  440.2      547.2      (19.6)

       Golf                               172.2      170.8        0.8

       Corporate expenses                 (48.9)     (54.1)       9.6
                                      --------------------------------
 Total                                 $1,064.0   $1,120.0       (5.0)
                                      --------------------------------

 Operating Income Before Charges (a)

                                      --------------------------------
       Spirits and Wine                  $503.6     $459.1        9.7

       Home and Hardware                  460.6      559.7      (17.7)

       Golf                               172.4      170.8        0.9

 Less:
       Corporate expenses                 (48.9)     (54.1)       9.6
       Restructuring
        and restructuring-related
         items                            (23.7)     (15.5)         -
                                      --------------------------------
 Operating Income                      $1,064.0   $1,120.0       (5.0)
                                      --------------------------------


    (a) Operating Income Before Charges is Operating Income derived in accordance with GAAP excluding restructuring and restructuring-related items. Operating Income Before Charges is a measure not derived in accordance with GAAP. Management uses this measure to determine the returns generated by our operating segments and to evaluate and identify cost reduction initiatives. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.



 FREE CASH FLOW
---------------------------------------


                                        -------------------
                                        Three Months Ended
                                           September 30,
                                        -------------------
                                          2007      2006
                                        -------------------

                                        -------------------
 Free Cash Flow (b)                        $307.8    $331.0

   Add:

   Net Capital Expenditures                 (1.4)       1.9

   Dividends Paid                            64.6      58.9
                                        -------------------
 Cash Flow From Operations                 $371.0    $391.8
                                        -------------------


                                        ------------------------------
                                        Nine Months Ended   2007 Full
                                           September 30,       Year
                                        ------------------------------
                                                            Targeted
                                          2007      2006       Range
                                        ------------------------------

                                        ------------------------------
 Free Cash Flow (b)                        $226.2    $349.4 $500 - 550

   Add:

   Net Capital Expenditures                  92.9      89.4  150 - 175

   Dividends Paid                           183.9     164.7   250(i)
                                        ------------------------------
 Cash Flow From Operations                 $503.0    $603.5 $900 - 975
                                        ------------------------------


    (b) Free Cash Flow is Cash Flow from Operations less capital expenditures net of proceeds from asset sales and dividends paid to stockholders. Free Cash Flow is a measure not derived in accordance with GAAP. Management believes that Free Cash Flow provides investors with helpful supplemental information about the company's ability to fund internal growth, make acquisitions, repay debt and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

    (i) Assumes current dividend rate and basic shares outstanding on September 30, 2007.

    EPS BEFORE CHARGES/GAINS

    EPS Before Charges/Gains is Net Income calculated on a per-share basis excluding restructuring, restructuring-related and one-time items.

    For the third quarter of 2007, EPS Before Charges/Gains is Net Income calculated on a per-share basis excluding $3.5 million ($2.2 million after tax) of restructuring and restructuring-related items. For the nine-month period ended September 30, 2007, EPS Before Charges/Gains excludes $23.7 million ($14.9 million after tax) of restructuring and restructuring-related items.

    For the third quarter of 2006, EPS Before Charges/Gains is Net Income calculated on a per share basis excluding $3.3 million ($2.1 million after tax) of restructuring and restructuring-related items and a $47.8 million ($47.8 million after tax) non-cash charge associated with the required accounting for an increase in the value of V&S Group's minority interest in our Beam Global Spirits & Wines business. For the nine-month period ended September 30, 2006, EPS Before Charges/Gains excludes $15.5 million ($9.8 million after tax) of restructuring and restructuring-related items, the $47.8 million minority interest true-up expense, currency mark-to-market expense of $2.8 million and $38.2 million of tax-related credits principally associated with the favorable conclusion of the IRS review of our 2002-2003 tax returns and routine state tax audits.

    EPS Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.




                                      --------------------------------
                                      Three Months Ended September 30,
                                      --------------------------------
                                         2007       2006     % Change
                                      --------------------------------

                                      --------------------------------
  Income Before Charges/Gains            $211.1     $201.2        4.9
                                      --------------------------------

 Earnings Per Common Share - Basic
                                      --------------------------------
    Income Before Charges/Gains            1.38       1.33        3.8
       Minority Interest charge               -      (0.32)         -
       Tax-related credits                    -          -          -
        Currency mark-to-market
         expense                              -          -          -
        Restructuring
          and restructuring-related
           items                          (0.02)     (0.01)         -

                                      --------------------------------
     Net Income                            1.36       1.00       36.0
                                      --------------------------------

  Earnings Per Common Share - Diluted
                                      --------------------------------
     Income Before Charges/Gains           1.35       1.30        3.8
        Minority Interest charge              -      (0.31)         -
        Tax-related credits                   -          -          -
        Currency mark-to-market
         expense                              -          -          -
        Restructuring
          and restructuring-related
           items                          (0.02)     (0.01)         -

                                      --------------------------------
     Net Income                            1.33       0.98       35.7
                                      --------------------------------


                                      --------------------------------
                                      Nine Months Ended September 30,
                                      --------------------------------
                                         2007       2006     % Change
                                      --------------------------------

                                      --------------------------------
  Income Before Charges/Gains            $575.9     $594.7       (3.2)
                                      --------------------------------

  Earnings Per Common Share - Basic
                                      --------------------------------
     Income Before Charges/Gains           3.77       4.01       (6.0)
        Minority Interest charge              -      (0.32)         -
        Tax-related credits                   -       0.26          -
        Currency mark-to-market
         expense                              -      (0.02)         -
        Restructuring
          and restructuring-related
           items                          (0.10)     (0.07)         -

                                      --------------------------------
     Net Income                            3.67       3.86       (4.9)
                                      --------------------------------


  Earnings Per Common Share - Diluted
                                      --------------------------------
     Income Before Charges/Gains           3.68       3.91       (5.9)
        Minority Interest charge              -      (0.31)         -
        Tax-related credits                   -       0.25          -
        Currency mark-to-market
         expense                              -      (0.02)         -
        Restructuring
          and restructuring-related
           items                          (0.09)     (0.07)         -

                                      --------------------------------
     Net Income                            3.59       3.76       (4.5)
                                      --------------------------------


    RESTRUCTURING AND RESTRUCTURING-RELATED ITEMS

    The company recorded pre-tax restructuring and restructuring-related items of $3.5 million ($2.2 million after tax) in the three-month period ended September 30, 2007. The charges principally relate to supply chain initiatives in the Home and Hardware and Golf segments.

    The company recorded pre-tax restructuring and restructuring-related items of $23.7 million ($14.9 million after tax) in the nine-month period ended September 30, 2007. The charges principally relate to supply chain initiatives in the Home and Hardware and Golf segments and the distributor transition in Australia in the Spirits and Wine segment.




                         ---------------------------------------------
                             Three Months Ended September 30, 2007
                            (In millions, except per share amounts)
                         ---------------------------------------------
                                       Restructuring-Related
                                                Items
                                       -----------------------
                                       Cost of Sales  SG & A
                         Restructuring    Charges     Charges   Total
                         ---------------------------------------------
     Home and Hardware            $2.8          $0.5        $-    $3.3
     Golf                          0.2             -         -     0.2
                         ---------------------------------------------
        Total                     $3.0          $0.5        $-    $3.5
                         ---------------------------------------------


                                                               -------
 Income tax benefit                                                1.3
                                                               -------
 Net charge                                                       $2.2
                                                               -------
 Charge per common share
     Basic                                                       $0.02
     Diluted                                                     $0.02

                                                               -------



                         ---------------------------------------------
                             Nine Months Ended September 30, 2007
                            (In millions, except per share amounts)
                         ---------------------------------------------
                                       Restructuring-Related
                                                Items
                                       -----------------------
                                       Cost of Sales  SG & A
                         Restructuring    Charges     Charges   Total
                         ---------------------------------------------
     Spirits and Wine             $3.1            $-        $-    $3.1
     Home and Hardware            13.2           6.8       0.4    20.4
     Golf                          0.2             -         -     0.2
                         ---------------------------------------------
        Total                    $16.5          $6.8      $0.4   $23.7
                         ---------------------------------------------


                                                               -------
 Income tax benefit                                                8.8
                                                               -------
 Net charge                                                      $14.9
                                                               -------
 Charge per common share
     Basic                                                       $0.10
     Diluted                                                     $0.09
                                                               -------


    RECONCILIATION OF 2007 COMPARABLE SALES TO GAAP NET SALES

    For the third quarter, the company estimates Comparable Sales for Fortune Brands would have been down 2%. On a GAAP basis, the company's Net Sales were down 1%.

    Comparable Sales is Net Sales in accordance with GAAP excluding changes in foreign currency exchange rates, spirits & wine excise taxes and net sales from divested entities. Comparable Sales also includes net sales from acquisitions for the comparable prior-year period.

    Comparable sales is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company, and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.

    RECONCILIATION OF 2007 EARNINGS BEFORE CHARGES TARGETS TO GAAP EARNINGS TARGETS

    For the fourth quarter, the company is targeting diluted EPS before charges/gains to be in the range of up low-single digits to down mid-single digits. On a GAAP basis, the company is targeting diluted EPS to be up at a double-digit rate.

    For the full year, the company is targeting diluted EPS before charges/gains to be down in the range of low-to-mid-single digits. On a GAAP basis, the company is targeting diluted EPS to in the range of up mid-single digits to down mid-single digits.

    EPS Before Charges/Gains is Net Income calculated on a per-share basis excluding restructuring, restructuring-related and one-time items.

    EPS Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.



                         FORTUNE BRANDS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEET
                            (In millions)
                             (Unaudited)


                                           ------------- -------------
                                           September 30, September 30,
                                               2007          2006
                                           ------------- -------------
 Assets
     Current assets
                                           ------------- -------------
         Cash and cash equivalents                $285.3        $218.5
         Accounts receivable, net                1,206.2       1,267.4
         Inventories                             2,279.0       2,111.3
         Other current assets                      449.4         382.0
                                           ------------- -------------
           Total current assets                  4,219.9       3,979.2

       Property, plant and equipment, net        1,938.7       1,926.1
       Intangibles resulting from
         business acquisitions, net              8,430.2       8,251.2
       Other assets                                465.8         399.0
                                           ------------- -------------
           Total assets                        $15,054.6     $14,555.5
                                           ------------- -------------


 Liabilities and Stockholders' Equity
     Current liabilities
                                           ------------- -------------
         Short-term debt                          $719.5        $767.0
         Current portion of long-term debt         200.1         301.0
         Other current liabilities               1,774.2       1,845.8
                                           ------------- -------------
           Total current liabilities             2,693.8       2,913.8

     Long-term debt                              4,659.9       5,037.8
     Other long-term liabilities                 1,828.5       1,617.3
     Minority interests                            559.3         561.4
                                           ------------- -------------
           Total liabilities                     9,741.5      10,130.3

     Stockholders' equity                        5,313.1       4,425.2
                                           ------------- -------------

           Total liabilities and
            stockholders' equity               $15,054.6     $14,555.5
                                           ------------- -------------





                         FORTUNE BRANDS, INC.
  Reconciliation of ROE based on Net Income Before Charges/Gains to
                     ROE based on GAAP Net Income
                          September 30, 2007
                         Amounts in millions
                             (Unaudited)

               Rolling twelve months                    ROE based on
                 Net Income Before                       Net Income
                Charges/Gains less                         Before
                Preferred Dividends       Equity        Charges/Gains
               ---------------------    ----------     ---------------

Fortune Brands       $    796.9      /    $4,958.4  =       16.1%



               Rolling twelve months                    ROE based on
                GAAP Net Income less                      GAAP Net
                Preferred Dividends       Equity            Income
               ---------------------    ----------     ---------------

Fortune Brands       $    818.1      /    $4,855.8  =       16.8%


Return on Equity - or ROE - Before Charges/Gains is net income less preferred dividends derived in accordance with GAAP excluding any restructuring and non-recurring items divided by the twelve month average of GAAP common equity (total equity less preferred equity) excluding any restructuring and non-recurring items.






                         FORTUNE BRANDS, INC.
  Reconciliation of ROIC based on Net Income Before Charges/Gains to
                    ROIC based on GAAP Net Income
                          September 30, 2007
                         Amounts in millions
                             (Unaudited)

               Rolling twelve months
                 Net Income Before                   ROIC based on Net
                Charges/Gains plus      Invested       Income Before
                  Interest Expense       Capital       Charges/Gains
               ---------------------   -----------   -----------------

Fortune Brands       $   1,007.3     /  $ 10,848.3 =       9.3%



               Rolling twelve months
                GAAP Net Income plus    Invested      ROIC based on
                  Interest Expense       Capital      GAAP Net Income
               ---------------------   -----------   -----------------

Fortune Brands       $   1,028.4     /  $ 10,745.6 =       9.6%


Return on Invested Capital - or ROIC - Before Charges/Gains is net income plus interest expense derived in accordance with GAAP excluding any restructuring and non-recurring items divided by the twelve month average of GAAP Invested Capital (net debt plus equity) excluding any restructuring and non-recurring items.



    ROE Before Charges/Gains and ROIC Before Charges/Gains are measures not derived in accordance with GAAP. Management uses these measures to determine the returns generated by the company and to evaluate and identify cost-reduction initiatives. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. These measures may be inconsistent with similar measures presented by other companies.


    CONTACT: Fortune Brands, Inc.
             Media Relations:
             Clarkson Hine
             (847) 484-4415
             or
             Investor Relations:
             Tony Diaz
             (847) 484-4410